HOLZWORTH INSTRUMENTATION, INC.

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2018 AND 2017

Independent Auditor's Report

To the Board of Directors

Holzworth Instrumentation, Inc.

We have audited the accompanying financial statements of Holzworth Instrumentation, Inc. (the "Company"), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holzworth Instrumentation, Inc. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Kurtz Fargo LLP

November 8, 2019

Kurtz Fargo LLP 1470 Walnut Street, Suite 301 Boulder, CO 80302 www.kurtzfargo.com 720-310-2078

HOLZWORTH INSTRUMENTATION, INC.
BALANCE SHEETS
DECEMBER 31, 2018 AND 2017

ASSETS

		2018		2017
Current Assets				
Cash and cash equivalents	$	813,669	$	608,828
Accounts receivable		613,958		955,869
Inventory		865,219		671,384
Prepaid expenses and other current assets		41,455		22,032
Total Current Assets		2,334,301		2,258,113
Property and Equipment, Net		244,988		167,579
Deposits		13,184		39,550
Total Assets	$	2,592,473	$	2,465,242

LIABILITIES

		2018		2017
Current Liabilities				
Accounts payable	$	121,119	$	133,422
Accrued expenses		98,531		239,198
Deferred revenue, current		86,760		-
Current portion of equipment loans payable		22,348		-
Total Current Liabilities		328,758		372,620
Deferred Revenue		3,167		-
Deferred Rent		39,485		27,062
Equipment Loans Payable, Net of Current Portion		36,088		-
Total Liabilities		407,498		399,682

STOCKHOLDERS' EQUITY

		2018		2017
Common Stock, $0.10 par value, 100,000 shares authorized, 100,000 shares issued and outstanding		10,000		10,000
Retained Earnings		2,174,975		2,055,560
Total Stockholders' Equity		2,184,975		2,065,560
Total Liabilities and Stockholders' Equity	$	2,592,473	$	2,465,242

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2018 AND 2017

	2018	2017
Net Sales	$ 4,008,814	$ 4,873,094
Cost of Goods Sold	1,594,539	1,672,562
Gross Profit	2,414,275	3,200,532
Operating Expenses		
Selling expenses	427,069	449,475
General and administrative	973,581	1,047,816
Research and development	491,729	369,302
Operating Income	521,896	1,333,939
Other Income (Expense)		
Gain (loss) on sale of equipment	124,332	(4,084)
Interest income	247	181
Interest expense	(2,060)	(18)
Total Other Income (Expense)	122,519	(3,921)
Net Income	$ 644,415	$ 1,330,018

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 31, 2018 AND 2017

	Common Stock		Retained	Total Stockholders'
	Units	Amount	Earnings	Equity
Balance, January 1, 2017	100,000	$ 10,000	$ 1,375,542	$ 1,385,542
Distributions	-	-	(650,000)	(650,000)
Net income	-	-	1,330,018	1,330,018
Balance, December 31, 2017	100,000	$ 10,000	$ 2,055,560	$ 2,065,560
Distributions	-	-	(525,000)	(525,000)
Net income	-	-	644,415	644,415
Balance, December 31, 2018	100,000	$ 10,000	$ 2,174,975	$ 2,184,975

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2018 AND 2017

		2018		2017
Cash flows from operating activities:				
Net income	$	644,415	$	1,330,018
Adjustments to reconcile net income to net cash flows from operating activities:				
Depreciation		94,662		75,661
(Gain) loss on sale of equipment		(124,332)		4,084
Decrease (increase) in operating assets:				
Accounts receivable		341,911		(240,901)
Inventory		(193,835)		(146,725)
Prepaid expenses and other current assets		6,943		(3,770)
Increase (decrease) in operating liabilities:				
Accounts payable		(12,303)		(57,151)
Accrued expenses		(140,667)		57,614
Deferred revenue		89,927		(1,875)
Deferred rent		12,423		16,278
Net cash flows from operating activities		719,144		1,033,233
Cash flows from investing activities:				
Proceeds from sale of equipment		133,190		-
Investment in equipment		(170,239)		(74,327)
Net cash flows from investing activities		(37,049)		(74,327)
Cash flows from financing activities:				
Distributions to stockholders		(525,000)		(650,000)
Proceeds from equipment loan		58,436		-
Payments on equipment loan		(10,690)		-
Net cash flows from financing activities		(477,254)		(650,000)
Net increase in cash and cash equivalents		204,841		308,906
Cash and cash equivalents, beginning of year		608,828		299,922
Cash and cash equivalents, end of year	$	813,669	$	608,828

See Notes to Financial Statements

(1) Summary of Significant Accounting Policies

Nature of Operations

Holzworth Instrumentation, Inc. (the "Company") was incorporated in the State of Colorado and is headquartered in Boulder, Colorado. The Company is privately held and has established a strong foothold in the worldwide electronics test and measurement industry with a rapidly growing product line of high performance RF synthesizers and phase noise analyzers.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less, at the time of purchase, to be cash and cash equivalents. The Company places its temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

Accounts Receivable

The Company grants credit to all qualified customers. Accounts receivable are carried at cost less an allowance for losses, if an allowance is deemed necessary. The Company does not accrue finance or interest charges. On a periodic basis, the Company evaluates its receivables and determines the requirement for an allowance for losses, based on history of past write-offs, collections and current credit conditions. An accounts receivable balance is written off when it is determined that all collection efforts have been exhausted. As of December 31, 2018 and 2017, no allowance has been recorded.

Inventory

Inventory consists of raw materials, subassemblies, and finished goods that are valued at the lower of cost, using the weighted average cost method, or net realizable value. Net realizable value is defined as the estimated selling prices in the ordinary course of business, less reasonably predictable cost of completion, disposal, or transportation.

On a periodic basis, the Company evaluates its inventory and determines the requirement for a reserve for obsolete inventory. Materials are reserved for when it is determined that the item will no longer be utilized in production or for repairs.

(1) Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are computed using the double declining balance and half year convention method over the following estimated useful lives:

Assets	Useful Lives
Machinery and equipment	5 - 7 years
Furniture and fixtures	7 years
Leasehold improvements	10 years
Software	3 - 5 years

Expenditures for renewals or betterments that materially extend the useful life of an asset or increase its productivity are capitalized in the property and equipment accounts. Expenditures for maintenance and repairs that do not extend asset lives or improve productivity are charged to the appropriate expense accounts as incurred. When assets are sold, retired or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and a gain or loss is recognized.

Long-lived Assets

The Company evaluates long-lived assets, including property and equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss exists when estimated undiscounted net cash flows expected to be generated by the use of the asset, including eventual disposition, are less than its carrying value. The excess of the asset's carrying value as compared to its estimated fair value would result in the need to recognize an impairment loss. The Company did not identify any events or circumstances which require the recognition of an impairment loss for the years ended December 31, 2018 and 2017.

Revenue Recognition

Revenue is recognized only when all of the following are present: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the Company's fee to the client is fixed or determinable, and collectability is reasonably assured.

Product Sales

The Company recognizes product sales when title to the product and risk of loss transfer to the customer.

Services Revenue

The Company recognizes services revenue at the time the services are performed on equipment.

Product Warranties

The Company provides for the estimated cost of hardware warranties as incurred. The Company assesses the adequacy of its warranty liabilities and adjusts the amounts as necessary based on actual experience and changes in future estimates. As of December 31, 2018 and 2017, no hardware warranty liability has been recorded.

Shipping and Handling Costs

The Company includes shipping and handling costs in cost of goods sold as incurred. Amounts billed to customers for shipping and handling costs are included in net sales.

(1) Summary of Significant Accounting Policies (continued)

Advertising

Advertising costs, which are included in selling expenses, are expensed as incurred. Advertising expense was $74,070 and $54,447 for the years ended December 31, 2018 and 2017, respectively.

Income Taxes

The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. In lieu of corporation income taxes, the stockholders of the S corporation are taxed on their proportionate share of taxable income. Accordingly, no provision for income tax has been included in the financial statements. The Company consults with third party consultants to review its current tax filings and evaluate for uncertain tax positions.

Lease Commitment

The Company recognizes rent expense for its facility on the straight-line basis over the term of the related leases.

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606). ASU No. 2014-09 supersedes the revenue recognition requirements in Accounting Standards Codification ("ASC") Topic 605, Revenue Recognition, and most industry-specific guidance throughout the industry topics of the Codification. Under ASU No. 2014-09, an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. ASU No. 2014-09 also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts. This includes significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. ASU No. 2014-09, as amended by ASU No. 2015-14, Revenue From Contracts with Customers (Topic 606): Deferral of the Effective Date, is effective for annual periods beginning after December 15, 2018. ASU No. 2014-09 allows for either full retrospective or modified retrospective adoption. The Company plans to adopt the standard in 2019 using the modified retrospective method.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either financing or operating, with classification for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available.

(2) Inventory

Inventory consists of the following:

	December 31,	
	2018	2017
Raw materials	$ 524,155	$ 298,041
Subassemblies	275,477	373,596
Finished goods	81,087	15,247
Reserve for obsolete inventory	(15,500)	(15,500)
Total Inventory	$ 865,219	$ 671,384

(3) Property and Equipment, Net

Property and equipment consists of the following:

	December 31,	
	2018	2017
Cost:		
Machinery and equipment	$ 481,829	$ 347,411
Furniture and fixtures	46,195	37,824
Leasehold improvements	23,076	23,076
Software	25,292	20,989
Total cost	576,392	429,300
Less accumulated depreciation	(331,404)	(261,721)
Property and Equipment, Net	$ 244,988	$ 167,579

For the year ended December 31, 2018, total depreciation charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $75,223, $18,440, and $999, respectively. For the year ended December 31, 2017 total depreciation charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $66,226, $9,337, and $98, respectively.

(4) Equipment Loan

In June 2018, the Company entered into a financing agreement for equipment in the amount of $69,126. This agreement accrues interest at a rate of 5.9% per annum. This agreement is payable in equal monthly installments of principal and interest and matures in June 2021.

Future maturities of the equipment loan are as follows:

Years Ending December 31,

2019	$	22,348
2020		23,703
2021		12,385
Total	$	58,436

For the year ended December 31, 2018, the Company incurred interest expense of $1,909 on this agreement.

(5) Lease Commitments

The Company leases its office and manufacturing space in Boulder, Colorado under a operating lease expiring in May 2026. Under this lease agreement, the Company is required to pay base rent and its share of operating expenses for the building.

The future minimum lease payments required under this lease is as follows:

Years Ending December 31,

2019	$	136,329
2020		140,419
2021		144,631
2022		148,970
2023		153,439
Thereafter		389,487
Total	$	1,113,275

For the year ended December 31, 2018, total rent charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $131,497, $53,460, and $2,896, respectively. For the year ended December 31, 2017, total rent charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $127,511, $54,080, and $567, respectively.

(6) Concentrations

Customers
For the years ended December 31, 2018 and 2017 two customers accounted for 28% and 32% of the Company's revenues, respectively. As of December 31, 2018 and 2017, the Company had three customers that accounted for 51% and 57% of total accounts receivable, respectively.

Vendors
For the years ended December 31, 2018 and 2017 the Company purchased 19% and 26% of inventory from one supplier, respectively.

Credit risk
The Company maintains its cash at highly-rated financial institutions. For the years ended December 31, 2018 and 2017, the FDIC insurance coverage was $250,000 on the aggregate of interest bearing and non-interest bearing accounts. During 2018 and 2017, the account balances have exceeded this amount.

(7) Employee Benefit Plans

Retirement Plan
The Company sponsors a 401(k) plan. All employees of the Company that meet the entry requirements are eligible to participate in the plan. Each plan year, the Company's Members will determine the amount, if any, that the Company will contribute to the plan as a Company matching contribution for that year. Matching contributions made by the Company were $77,196 and $108,672 for the years ended December 31, 2018 and 2017, respectively, of which $30,000 and $70,000 is included in accrued expenses as of December 31, 2018 and 2017, respectively.

(8) Commitments and Contingencies

Indemnification
Under the organizational documents, the Company's directors, officers, and employees are indemnified against certain liability arising out of the performance of their duties to the Company. The Company's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

(9) Supplemental Cash Flow Information

	Years Ended December 31,	
	2018	2017
Cash Paid for Interest	$ 2,060	$ 18
Non-cash Investing Activities		
Investment in equipment	$ (10,690)	$ -
Non-cash Financing Activities		
Borrowings on equipment loan	$ 10,690	$ -

(10) Subsequent Events

Management has evaluated subsequent events through the date of the auditor's report, which is the date the financial statements were available to be issued.

HOLZWORTH INSTRUMENTATION, INC.

FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

Independent Accountant's Review Report

To the Board of Directors

Holzworth Instrumentation, Inc.

We have reviewed the accompanying financial statements of Holzworth Instrumentation, Inc. (the "Company"), which comprise the balance sheets as of September 30, 2019 and 2018, and the related statements of income, changes in stockholders' equity, and cash flows for the nine months then ended, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement whether due to fraud or error.

Accountant's Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant's Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Kurtz Fargo LLP

March 3, 2020

Kurtz Fargo LLP 1470 Walnut Street, Suite 301 Boulder, CO 80302 www.kurtzfargo.com 720-310-2078

HOLZWORTH INSTRUMENTATION, INC.
BALANCE SHEETS
SEPTEMBER 30, 2019 AND 2018

ASSETS

		2019		2018
Current Assets				
Cash and cash equivalents	$	654,079	$	456,182
Accounts receivable		1,773,941		633,168
Inventory		991,277		856,360
Prepaid expenses and other current assets		23,758		49,012
Total Current Assets		3,443,055		1,994,722
Property and Equipment, Net		214,075		248,861
Deposits		13,183		13,183
Total Assets	$	3,670,313	$	2,256,766

LIABILITIES

		2019		2018
Current Liabilities				
Accounts payable	$	205,967	$	199,576
Accrued expenses		324,767		152,793
Deferred revenue		15,317		5,667
Equipment loans payable, current portion		23,357		22,022
Total Current Liabilities		569,408		380,058
Deferred Rent		46,242		36,785
Equipment Loans Payable, Net of Current Portion		18,442		41,799
Total Liabilities		634,092		458,642

STOCKHOLDERS' EQUITY

		2019		2018
Common Stock, $0.10 par value, 100,000 shares authorized, 100,000 shares issued and outstanding		10,000		10,000
Retained Earnings		3,026,221		1,788,124
Total Stockholders' Equity		3,036,221		1,798,124
Total Liabilities and Stockholders' Equity	$	3,670,313	$	2,256,766

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENTS OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

	2019	2018
Net Sales	$ 4,336,647	$ 2,710,128
Cost of Goods Sold	1,614,898	1,068,539
Gross Profit	2,721,749	1,641,589
Operating Expenses		
Selling expenses	700,864	450,941
General and administrative	704,700	607,290
Research and development	334,965	346,523
Operating Income	981,220	236,835
Other Income (Expense)		
Gain on sale of equipment	33,272	25,577
Other expense	(905)	(3,954)
Interest income	87	100
Interest expense	(2,428)	(994)
Total Other Income	30,026	20,729
Net Income	$ 1,011,246	$ 257,564

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

	Common Stock			Retained		Total Stockholders'
	Units		Amount		Earnings	Equity
Balance, January 1, 2018	100,000	$	10,000	$	2,055,560	$ 2,065,560
Distributions	-		-		(525,000)	(525,000)
Net income	-		-		257,564	257,564
Balance, September 30, 2018	100,000	$	10,000	$	1,788,124	$ 1,798,124
Balance, January 1, 2019	100,000	$	10,000	$	2,174,975	$ 2,184,975
Distributions	-		-		(160,000)	(160,000)
Net income	-		-		1,011,246	1,011,246
Balance, September 30, 2019	100,000	$	10,000	$	3,026,221	$ 3,036,221

See Notes to Financial Statements

HOLZWORTH INSTRUMENTATION, INC.
STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

	2019	2018
Cash flows from operating activities:		
Net income	$ 1,011,246	$ 257,564
Adjustments to reconcile net income to net cash flows from operating activities:		
Depreciation	80,735	77,764
Gain on sale of equipment	(33,272)	(25,577)
Decrease (increase) in operating assets:		
Accounts receivable	(1,159,983)	322,701
Inventory	(126,058)	(184,976)
Prepaid expenses and other current assets	17,697	(613)
Increase (decrease) in operating liabilities:		
Accounts payable	84,848	66,154
Accrued expenses	226,237	(86,405)
Deferred revenue	(74,610)	5,667
Deferred rent	6,757	9,723
Net cash flows from operating activities	33,597	442,002
Cash flows from investing activities:		
Proceeds from sale of equipment	54,510	33,575
Investment in equipment	(71,060)	(156,354)
Net cash flows from investing activities	(16,550)	(122,779)
Cash flows from financing activities:		
Distributions to stockholders	(160,000)	(525,000)
Proceeds from equipment loan	-	58,436
Payments on equipment loan	(16,637)	(5,305)
Net cash flows from financing activities	(176,637)	(471,869)
Net decrease in cash and cash equivalents	(159,590)	(152,646)
Cash and cash equivalents, beginning of period	813,669	608,828
Cash and cash equivalents, end of period	$ 654,079	$ 456,182

See Notes to Financial Statements

(1) Summary of Significant Accounting Policies

Nature of Operations

Holzworth Instrumentation, Inc. (the "Company") was incorporated in the State of Colorado and is headquartered in Boulder, Colorado. The Company is privately held and has established a strong foothold in the worldwide electronics test and measurement industry with a rapidly growing product line of high performance RF synthesizers and phase noise analyzers.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less, at the time of purchase, to be cash and cash equivalents. The Company places its temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the Federal Deposit Insurance Corporation (FDIC) insurance limit.

Accounts Receivable

The Company grants credit to all qualified customers. Accounts receivable are carried at cost less an allowance for losses, if an allowance is deemed necessary. The Company does not accrue finance or interest charges. On a periodic basis, the Company evaluates its receivables and determines the requirement for an allowance for losses, based on history of past write-offs, collections and current credit conditions. An accounts receivable balance is written off when it is determined that all collection efforts have been exhausted. As of September 30, 2019 and 2018, no allowance has been recorded.

Inventory

Inventory consists of raw materials, subassemblies, and finished goods that are valued at the lower of cost, using the weighted average cost method, or net realizable value. Net realizable value is defined as the estimated selling prices in the ordinary course of business, less reasonably predictable cost of completion, disposal, or transportation.

On a periodic basis, the Company evaluates its inventory and determines the requirement for a reserve for obsolete inventory. Materials are reserved for when it is determined that the item will no longer be utilized in production or for repairs.

(1) Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are stated at cost. Depreciation and amortization are computed using the double declining balance and half year convention method over the following estimated useful lives:

Assets	Useful Lives
Machinery and equipment	5 - 7 years
Furniture and fixtures	7 years
Leasehold improvements	10 years
Software	3 - 5 years

Expenditures for renewals or betterments that materially extend the useful life of an asset or increase its productivity are capitalized in the property and equipment accounts. Expenditures for maintenance and repairs that do not extend asset lives or improve productivity are charged to the appropriate expense accounts as incurred. When assets are sold, retired or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and a gain or loss is recognized.

Long-lived Assets

The Company evaluates long-lived assets, including property and equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss exists when estimated undiscounted net cash flows expected to be generated by the use of the asset, including eventual disposition, are less than its carrying value. The excess of the asset's carrying value as compared to its estimated fair value would result in the need to recognize an impairment loss. The Company did not identify any events or circumstances which require the recognition of an impairment loss for the nine months ended September 30, 2019 and 2018.

Revenue Recognition

The Company adopted ASU 2014-09, *Revenue from Contracts with Customers* ("ASC 606") as of January 1, 2019. The Company adopted the standard using the modified retrospective transition method, under which prior periods were not revised to reflect the impacts of the new standard. Therefore, comparative prior periods have not been adjusted and continue to be reported under FASB ASC Topic 605, Revenue Recognition. The adoption resulted in no material change to the financial statements and disclosures.

Under ASC 606, an entity recognizes revenue when its customers obtain control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. To determine revenue recognition for arrangements that an entity determines are within the scope of ASC 606, the entity performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. ASC 606 also impacts certain other areas, such as the accounting for costs to obtain or fulfill a contract.

(1) Summary of Significant Accounting Policies (continued)

Revenue Recognition (continued)

Hardware

The Company's hardware revenues contain a single performance obligation and are presented net of sales and other taxes collected on behalf of governmental authorities. Hardware revenues are recognized at a single point of time when control has transferred to the customer, which occurs when merchandise ships to the customer and the Company has an enforceable contract for right to payment.

Service Revenue

The Company's service offerings consist of calibration services. Service revenues may contain a single performance obligation and are recognized at a single point of time when control has transferred to the customer, typically when the service is completed. In some service contracts, the customer prepays for services over a specified service period. Revenues on prepaid service contracts are recognized over time, on a straight line basis, which approximates the timing of the service being performed and control transferring to the customer. Deferred service revenue of $15,317 and $5,667 is included in the balance sheets as of September 30, 2019 and 2018, respectively.

The nature of the Company's sales do not have variable consideration. Additionally, the Company historically has no returns, refunds, minimal warranty defects, or other obligations affecting the recognized transaction price.

Product Warranties

The Company provides for the estimated cost of hardware warranties as incurred. The Company assesses the adequacy of its warranty liabilities and adjusts the amounts as necessary based on actual experience and changes in future estimates. As of September 30, 2019 and 2018, no hardware warranty liability has been recorded.

Shipping and Handling Costs

The Company includes shipping and handling costs in cost of goods sold as incurred. Amounts billed to customers for shipping and handling costs are included in net sales.

Advertising

Advertising costs, which are included in selling expenses, are expensed as incurred. Advertising expense was $59,707 and $53,390 for the nine months ended September 30, 2019 and 2018, respectively.

Income Taxes

The Company has elected to be taxed under Subchapter S of the Internal Revenue Code. In lieu of corporation income taxes, the stockholders of the S corporation are taxed on their proportionate share of taxable income. Accordingly, no provision for income tax has been included in the financial statements. The Company consults with third party consultants to review its current tax filings and evaluate for uncertain tax positions.

Lease Commitment

The Company recognizes rent expense for its facility on the straight-line basis over the term of the related leases.

(1) Summary of Significant Accounting Policies (continued)

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The new standard establishes a right-of-use ("ROU") model that requires a lessee to record a ROU asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either financing or operating, with classification, as amended, for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements, with certain practical expedients available.

(2) Inventory

Inventory consists of the following:

	September 30, 2019	September 30, 2018
Raw materials	$ 595,381	$ 408,074
Subassemblies	387,273	409,864
Finished goods	24,123	53,922
Reserve for obsolete inventory	(15,500)	(15,500)
Total Inventory	$ 991,277	$ 856,360

(3) Property and Equipment, Net

Property and equipment consists of the following:

	September 30, 2019	September 30, 2018
Cost:		
Machinery and equipment	$ 505,920	$ 484,548
Furniture and fixtures	46,195	46,195
Leasehold improvements	23,076	23,076
Software	25,292	25,292
Total cost	600,483	579,111
Less accumulated depreciation	(386,408)	(330,250)
Property and Equipment, Net	$ 214,075	$ 248,861

For the nine months ended September 30, 2019, total depreciation charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $59,678, $20,711, and $346, respectively. For the nine months ended September 30, 2018 total depreciation charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $59,131, $17,703, and $930, respectively.

(4) Equipment Loan

In June 2018, the Company entered into a financing agreement for equipment in the amount of $69,126. This agreement accrues interest at a rate of 5.9% per annum and is guaranteed by the shareholders of the Company. This agreement is payable in equal monthly installments of principal and interest and matures in June 2021.

Future maturities of the equipment loan are as follows:

Years Ending September 30,

2020	$	23,357
2021		18,442
Total	$	41,799

For the nine months ended September 30, 2019 and 2018, the Company incurred interest expense of $2,261 and $994 on this agreement, respectively.

(5) Lease Commitments

The Company leases its office and manufacturing space in Boulder, Colorado under a operating lease expiring in May 2026. Under this lease agreement, the Company is required to pay base rent and its share of operating expenses for the building.

The future minimum lease payments required under this lease are as follows:

Years Ending September 30,

2020	$	139,384
2021		143,565
2022		147,872
2023		152,308
2024		156,878
Thereafter		271,440
Total	$	1,011,447

For the nine months ended September 30, 2019, total rent charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $101,030, $42,587, and $712, respectively. For the nine months ended September 30, 2018, total rent charged to general and administrative expense, cost of goods sold, and capitalized in inventory as overhead was $98,981, $40,305, and $2,116, respectively.

(6) Concentrations

Customers

For the nine months ended September 30, 2019 and 2018 one customer accounted for 16% and 17% of the Company's revenues, respectively. As of September 30, 2019 and 2018, the Company had two customers that accounted for 60% and four customers that accounted for 83% of total accounts receivable, respectively.

Suppliers

For the nine months ended September 30, 2019 and 2018 the Company purchased 39% and 46% of inventory from two suppliers, respectively.

Credit risk

The Company maintains its cash at highly-rated financial institutions. For the nine months ended September 30, 2019 and 2018, the FDIC insurance coverage was $250,000 on the aggregate of interest bearing and non-interest bearing accounts. During 2019 and 2018, the account balances have exceeded this amount.

(7) Employee Benefit Plans

The Company sponsors a 401(k) plan. All employees of the Company that meet the entry requirements are eligible to participate in the plan. Each plan year, the Company's stockholders will determine the amount, if any, that the Company will contribute to the plan as a Company matching contribution for that year. Matching contributions made by the Company were $36,545 and $56,640 for the nine months ended September 30, 2019 and 2018, respectively, of which $0 and $22,500 is included in accrued expenses as of September 30, 2019 and 2018, respectively.

(8) Commitments and Contingencies

Indemnification

Under the organizational documents, the Company's directors, officers, and employees are indemnified against certain liability arising out of the performance of their duties to the Company. The Company's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

(9) Supplemental Cash Flow Information

	Nine Months Ended September 30,			
	2019		2018	
Cash Paid for Interest	$	2,428	$	994
Non-cash Investing Activities				
Investment in equipment	$	-	$	(10,690)
Non-cash Financing Activities				
Borrowings on equipment loan	$	-	$	10,690

(10) Subsequent Events

In November 2019, the Company entered into a Share Purchase Agreement, whereas Wireless Telecom Group, Inc. acquired 100% of the outstanding stock of the Company for the purpose of acquiring technology and expertise. Wireless Telecom Group, Inc. is a designer and manufacturer of RF and microwave components, modules, systems, and instruments.

Management has evaluated subsequent events through the date of the auditor's report, which is the date the financial statements were available to be issued.